                                                                    EXHIBIT 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-Q/A for the Quarter Ended March 31, 2004 (the "Report") by EZCORP, Inc. ("Registrant"), the undersigned hereby certifies that:

      3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  November 24, 2004


                                              /s/ Dan N. Tonissen
                                              -------------------
                                              Dan N. Tonissen
                                              Senior Vice President,
                                              Chief Financial Officer &
                                              Director